Exhibit 99.2

Allscripts Healthcare Solutions, Inc.

Summary of Unaudited Pro Forma Financial Information

(Dollars in thousands, except per share amounts)

Overview

On December 31, 2020, Allscripts Healthcare, LLC, a North Carolina limited liability company (“Allscripts Healthcare”) and subsidiary of Allscripts Healthcare Solutions, Inc., a Delaware corporation (the “Company”), completed the previously-announced divestiture of substantially all of the assets of Allscripts Healthcare’s business commonly referred to as its CarePort Health business (“CarePort Business”) to Carbonite Buyer, Inc., a Delaware corporation (“Carbonite”), pursuant to a Purchase Agreement dated October 12, 2020, for a purchase price of $1.35 billion (the “CarePort Divestiture”). The CarePort Divestiture was structured as a sale of assets primarily related to the CarePort Business (and the transfer of certain liabilities in connection therewith) by Allscripts Healthcare to Carbonite.

Basis of Presentation

The unaudited pro forma consolidated balance sheet as of September 30, 2020 provides the financial position of the Company giving effect to the disposition of the CarePort Business. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2020 and the years ended December 31, 2019, 2018 and 2017 have been prepared to show the operating results of the Company giving effect to the disposition of the CarePort Business as if the transaction had occurred on January 1, 2017.

The unaudited financial information for the Company was derived from, and should be read in conjunction with, the Company’s unaudited interim consolidated financial statements included in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on October 30, 2020 and the audited consolidated financial statements for the years ended December 31, 2019, 2018 and 2017 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 2, 2020.

The pro forma adjustments are described in the notes to the unaudited pro forma financial information. The unaudited pro forma financial information included herein is for informational purposes only and is not necessarily indicative of what the Company's financial performance and financial position would have been without the consolidation of the CarePort Business for the periods presented. Actual results may differ significantly from those reflected here in the unaudited pro forma consolidated financial statements for various reasons, including but not limited to, the differences between the assumptions used to prepare the unaudited pro forma condensed consolidated financial statements and actual results had the transaction actually occurred on January 1, 2017.

Financial Tables Follow

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2020

(In thousands, except per share amounts)	Allscripts Historical (A)	Sale of CarePort		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$218,701	$404,862	(C)	$623,563
Restricted cash	6,209	0		6,209
Accounts receivable, net of allowance of $37,025 as of September 30, 2020	381,888	(20,636)	(D)	361,252
Contract assets, net of allowance of $1,068 as of September 30, 2020	101,333	(1,148)		100,185
Prepaid expenses and other current assets	135,869	(2,142)		133,727
Assets held for sale	104,782	0		104,782
Total current assets	948,782	380,936		1,329,718
Fixed assets, net	70,027	(61)		69,966
Software development costs, net	241,656	(10,977)		230,679
Intangible assets, net	329,011	(5,915)		323,096
Goodwill	1,287,197	(313,243)		973,954
Deferred taxes, net	5,881	(321)		5,560
Contract assets - long-term, net of allowance of $4,273 as of September 30, 2020	42,805	(765)		42,040
Right-of-use assets - operating leases	102,217	(822)		101,395
Other assets	118,689	(1,196)		117,493
Total assets	$3,146,265	$47,636		$3,193,901

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET (CONTINUED)

AS OF SEPTEMBER 30, 2020

(In thousands, except per share amounts)	Allscripts Historical (A)	Sale of CarePort		Pro Forma
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$53,627	$327,954	(E)	$381,581
Accrued expenses	166,180	(381)		165,799
Accrued compensation and benefits	97,515	(1,349)		96,166
Deferred revenue	339,239	(28,539)		310,700
Current maturities of long-term debt	48,293	(48,293)	(F)	0
Current operating lease liabilities	22,317	(320)		21,997
Liabilities related to assets held for sale	17,479	0		17,479
Total current liabilities	744,650	249,072		993,722
Long-term debt	1,026,048	(816,707)	(F)	209,341
Deferred revenue	11,570	(943)		10,627
Deferred taxes, net	24,534	(4,498)		20,036
Long-term operating lease liabilities	98,866	(552)		98,314
Other liabilities	32,210	0		32,210
Total liabilities	1,937,878	(573,628)		1,364,250
Commitments and contingencies
Stockholders’ equity:
Preferred stock: $0.01 par value, 1,000 shares authorized, no shares issued and outstanding as of September 30, 2020	0	0		0
Common stock: $0.01 par value, 349,000 shares authorized as of September 30, 2020; 274,471 and 157,978 shares issued and outstanding as of September 30, 2020, respectively	2,744	0		2,744
Treasury stock: at cost, 116,493 shares as of September 30, 2020	(625,246)	0		(625,246)
Additional paid-in capital	1,929,396	0		1,929,396
Accumulated deficit	(94,706)	621,264	(G)	526,558
Accumulated other comprehensive loss	(3,801)	0		(3,801)
Total stockholders’ equity	1,208,387	621,264		1,829,651
Total liabilities and stockholders’ equity	$3,146,265	$47,636		$3,193,901

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(In thousands, except per share amounts)	Allscripts Historical (A)	CarePort Historical		Pro Forma
Revenue:
Software delivery, support and maintenance	$770,180	$(71,168)		$699,012
Client services	454,786	(4,146)		450,640
Total revenue	1,224,966	(75,314)		1,149,652
Cost of revenue:
Software delivery, support and maintenance	225,879	(5,253)		220,626
Client services	420,185	(5,576)		414,609
Amortization of software development and acquisition-related assets	95,860	(3,257)		92,603
Total cost of revenue	741,924	(14,086)		727,838
Gross profit	483,042	(61,228)		421,814
Selling, general and administrative expenses	309,139	(8,214)		300,925
Research and development	158,913	(3,819)		155,094
Asset impairment charges	210	0		210
Amortization of intangible and acquisition-related assets	19,347	0		19,347
Loss from operations	(4,567)	(49,195)		(53,762)
Interest expense	(31,280)	13,149	(H)	(18,131)
Other income, net	45	0		45
Impairment of long-term investments	(1,575)	0		(1,575)
Equity in net income of unconsolidated investments	17,417	0		17,417
Loss before income taxes	(19,960)	(36,046)		(56,006)
Income tax provision	(7,457)	9,372		1,915
Net loss	(27,417)	(26,674)		(54,091)
Net loss attributable to non-controlling interests	0	0		0
Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders	$(27,417)	$(26,674)		$(54,091)
Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders per share - Basic	$(0.17)	$(0.16)		$(0.33)
Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders per share - Diluted	$(0.17)	$(0.16)		$(0.33)

Basic weighted average shares outstanding	162,092			162,092
Diluted weighted average shares outstanding	162,092			162,092

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

(In thousands, except per share amounts)	Allscripts Historical (B)	CarePort Historical		Pro Forma
Revenue:
Software delivery, support and maintenance	$1,126,486	$(85,819)		$1,040,667
Client services	645,191	(6,887)		638,304
Total revenue	1,771,677	(92,706)		1,678,971
Cost of revenue:
Software delivery, support and maintenance	358,946	(7,909)		351,037
Client services	583,111	(4,998)		578,113
Amortization of software development and acquisition-related assets	116,040	(2,861)		113,179
Total cost of revenue	1,058,097	(15,768)		1,042,329
Gross profit	713,580	(76,938)		636,642
Selling, general and administrative expenses	419,774	(12,607)		407,167
Research and development	254,509	(4,879)		249,630
Asset impairment charges	10,837	0		10,837
Goodwill impairment charge	25,700	0		25,700
Amortization of intangible and acquisition-related assets	27,216	0		27,216
Loss from operations	(24,456)	(59,452)		(83,908)
Interest expense	(43,172)	20,699	(H)	(22,473)
Other loss, net	(138,902)	0		(138,902)
Impairment of long-term investments	(651)	0		(651)
Equity in net income of unconsolidated investments	665	0		665
Loss before income taxes	(206,516)	(38,753)		(245,269)
Income tax benefit	23,914	10,076		33,990
Net loss	(182,602)	(28,677)		(211,279)
Net loss attributable to non-controlling interests	424	0		424
Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders	$(182,178)	$(28,677)		$(210,855)
Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders per share - Basic	$(1.10)	$(0.17)		$(1.27)
Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders per share - Diluted	$(1.10)	$(0.17)		$(1.27)

Basic weighted average shares outstanding	166,306			166,306
Diluted weighted average shares outstanding	166,306			166,306

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

(In thousands, except per share amounts)	Allscripts Historical (B)	CarePort Historical	Pro Forma
Revenue:
Software delivery, support and maintenance	$1,128,263	$(82,099)	$1,046,164
Client services	621,699	(7,167)	614,532
Total revenue	1,749,962	(89,266)	1,660,696
Cost of revenue:
Software delivery, support and maintenance	357,039	(6,492)	350,547
Client services	565,504	(4,828)	560,676
Amortization of software development and acquisition-related assets	102,876	(3,440)	99,436
Total cost of revenue	1,025,419	(14,760)	1,010,659
Gross profit	724,543	(74,506)	650,037
Selling, general and administrative expenses	450,967	(11,924)	439,043
Research and development	268,409	(4,446)	263,963
Asset impairment charges	58,166	0	58,166
Goodwill impairment charge	13,466	0	13,466
Amortization of intangible and acquisition-related assets	26,587	0	26,587
Loss from operations	(93,052)	(58,136)	(151,188)
Interest expense	(50,914)	0	(50,914)
Other income, net	74	0	74
Gain on sale of businesses, net	172,258	0	172,258
Impairment of long-term investments	(15,487)	0	(15,487)
Equity in net income of unconsolidated investments	259	0	259
Income from continuing operations before income taxes	13,138	(58,136)	(44,998)
Income tax provision	(469)	15,115	14,646
Income from continuing operations, net of tax	12,669	(43,021)	(30,352)
Loss from discontinued operations	(72,836)	0	(72,836)
Gain on sale of Netsmart	500,471	0	500,471
Income tax effect on discontinued operations	(32,497)	0	(32,497)
Income from discontinued operations, net of tax	395,138	0	395,138
Net income	407,807	(43,021)	364,786
Net loss attributable to non-controlling interests	4,527	0	4,527
Accretion of redemption preference on redeemable convertible non-controlling interest - discontinued operations	(48,594)	0	(48,594)
Net income attributable to Allscripts Healthcare Solutions, Inc. stockholders	$363,740	$(43,021)	$320,719

Net income attributable to Allscripts Healthcare Solutions, Inc. stockholders per share:
Basic
Continuing operations	$0.10	$(0.25)	$(0.15)
Discontinued operations	1.97	0.00	1.97
Net income attributable to Allscripts Healthcare Solutions, Inc. stockholders per share	$2.07	$(0.25)	$1.82

Diluted
Continuing operations	$0.10	$(0.20)	$(0.10)
Discontinued operations	1.94	0.00	1.94
Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders per share	$2.04	$(0.20)	$1.84

Basic weighted average shares outstanding	176,038		176,038
Diluted weighted average shares outstanding	178,529		178,529

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

(In thousands, except per share amounts)	Allscripts Historical (B)	CarePort Historical	Pro Forma
Revenue:
Software delivery, support and maintenance	$958,187	$(84,694)	$873,493
Client services	539,521	(8,410)	531,111
Total revenue	1,497,708	(93,104)	1,404,604
Cost of revenue:
Software delivery, support and maintenance	295,593	(6,012)	289,581
Client services	484,591	(4,765)	479,826
Amortization of software development and acquisition-related assets	84,725	(3,532)	81,193
Total cost of revenue	864,909	(14,309)	850,600
Gross profit	632,799	(78,795)	554,004
Selling, general and administrative expenses	400,688	(5,940)	394,748
Research and development	202,282	(3,055)	199,227
Amortization of intangible and acquisition-related assets	17,345	0	17,345
Income from operations	12,484	(69,800)	(57,316)
Interest expense	(37,540)	0	(37,540)
Other income, net	(512)	0	(512)
Impairment of and losses on long-term investments	(165,290)	0	(165,290)
Equity in net income of unconsolidated investments	821	0	821
Loss from continuing operations before income taxes	(190,037)	(69,800)	(259,837)
Income tax benefit	5,514	18,148	23,662
Loss from continuing operations, net of tax	(184,523)	(51,652)	(236,175)
Loss from discontinued operations	(11,915)	0	(11,915)
Income tax effect on discontinued operations	42,263	0	42,263
Income from discontinued operations, net of tax	30,348	0	30,348
Net loss	(154,175)	(51,652)	(205,827)
Net loss attributable to non-controlling interests	1,566	0	1,566
Accretion of redemption preference on redeemable convertible non-controlling interest - discontinued operations	(43,850)	0	(43,850)
Net income attributable to Allscripts Healthcare Solutions, Inc. stockholders	$(196,459)	$(51,652)	$(248,111)

Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders per share:
Basic
Continuing operations	$(1.02)	$(0.28)	$(1.30)
Discontinued operations	(0.07)	0.00	(0.07)
Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders per share	$(1.09)	$(0.28)	$(1.37)

Diluted
Continuing operations	$(1.02)	$(0.28)	$(1.30)
Discontinued operations	(0.07)	0.00	(0.07)

Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders per share	$(1.09)	$(0.28)	$(1.37)

Basic weighted average shares outstanding	180,830		180,830
Diluted weighted average shares outstanding	180,830		180,830

The Company's Unaudited Pro Forma Consolidated Balance Sheets as of September 30, 2020, the Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2020 and the Years Ended December 31, 2019, 2018 and 2017 include the following:

(A)	As reported in the Quarterly Report on Form 10-Q filed by the Company with the SEC on October 30, 2020.

(B)	As reported in the Annual Report on Form 10-K filed by the Company with the SEC on March 2, 2020.

(C)	Represents proceeds received, net of transaction fees and expenses paid out at closing and debt repayment (see Tickmark F).

(D)	CarePort balance for allowance for doubtful accounts was $1,063 as of September 30, 2020.

(E)	Represents taxes payable on gain, assumed 26% rate.

(F)	Represents full repayment of Allscripts Senior Secured Credit Facility upon transaction close.

(G)	Represents after tax gain, net of transaction fees and expenses, as if the transaction had occurred on September 30, 2020.

(H)

Represents elimination of Interest Expense related to the Allscripts Senior Secured Credit Facility, as if such debt was repaid on January 1, 2019 and 2020, respectively. The amounts are presented in the CarePort Historical column for illustrative purposes only and do not pertain to the CarePort Business.